UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 17, 2013 (April 11, 2013)

Travelport Limited

(Exact name of registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Galleria Parkway

Atlanta, GA 30339

(Address of principal executive offices)

(770) 563-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Issuance of the New Notes and the New Notes Indentures

On April 15, 2013, Travelport LLC (“LLC”) and Travelport Holdings, Inc. (the “Co-Issuer” and together with LLC, the “New Notes Issuers”) completed a private offering of (i) approximately $185 million aggregate principal amount of the New Notes Issuers’ Senior Floating Rate Notes due 2016 (the “New Senior Floating Rate Notes”), (ii) approximately $406 million aggregate principal amount of the New Notes Issuers’ 13.875% Senior Fixed Rate Notes due 2016 (the “New Senior Fixed Rate Notes” and together with the New Senior Floating Rate Notes, the “New Senior Notes”) and (iii) $25 million aggregate principal amount of the New Notes Issuers’ 11.875% Senior Subordinated Fixed Rate Notes due 2016 (the “New Subordinated Notes” and, together with the New Senior Notes, the “New Notes”).

The New Notes were issued in connection with the successful completion of the previously announced transactions (collectively, the “Transactions”) that consisted of: (i) exchange offers and consent solicitations for LLC’s outstanding 9 7/8% Senior Dollar Fixed Rate Notes due 2014 (“9 7/8% Senior Notes”), Senior Dollar Floating Rate Notes due 2014 (“Senior Dollar Floating Rate Notes”) and Senior Euro Floating Rate Notes due 2014 (“Senior Euro Floating Rate Notes” and, together with the 9 7/8% Senior Notes and the Senior Dollar Floating Rate Notes, the “2014 Senior Notes”), LLC’s 9% Senior Notes due 2016 (the “2016 Senior Notes” and, together with the 2014 Senior Notes, the “Senior Notes”) and LLC’s Series B Second Priority Senior Secured Notes due 2016 (the “Second Lien Notes”), (ii) the consent solicitation with respect to LLC’s 11 7/8% Senior Dollar Subordinated Notes due 2016 (the “11 7/8% Subordinated Notes”) and 10 7/8% Senior Euro Subordinated Notes due 2016 (together with the 11 7/8% Subordinated Notes, the “Senior Subordinated Notes”) and (iii) the exchange and cancellation offers with respect to Travelport Holdings Limited’s Tranche A unsecured payment-in-kind loans due December 1, 2016 (“Tranche A PIK Loans”).

On April 15, 2013, in connection with the consummation of the Restructuring Transactions, the New Notes Issuers, Travelport Limited (the “Company”) and certain wholly-owned subsidiaries of the Company (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee, entered into (i) an indenture which governs the terms of the New Senior Notes (the “New Senior Notes Indenture”) and (ii) an indenture which governs the terms of the New Subordinated Notes (the “New Subordinated Notes Indenture” and, together with the New Senior Notes Indenture, the “New Notes Indentures”).

The New Senior Notes are the senior unsecured obligations of the New Notes Issuers and are guaranteed on a senior unsecured basis by the Company and the Guarantors. The New Senior Notes Indenture, among other things, provides for (i) an interest rate for the New Senior Floating Rate Notes equal to LIBOR plus 6.125% payable in cash and 2.5% payable as payment-in-kind interest, payable quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing on June 1, 2013 and (ii) an interest rate for the New Senior Fixed Rate Notes equal to 11.375% payable in cash and 2.5% payable as payment-in-kind interest, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on October 1, 2013. The New Senior Notes mature on March 1, 2016, subject to earlier repurchase or redemption in accordance with the terms of the New Senior Notes Indenture. The New Notes Issuers may

redeem some or all of the New Senior Notes at any time prior to August 23, 2014 at a price equal to 100% of the principal amount of the New Senior Notes redeemed plus the applicable make-whole premium set forth in the New Senior Notes Indenture and accrued and unpaid interest, if any, to the redemption date. On or after August 23, 2014, the New Notes Issuers may redeem some or all of the New Senior Notes at a price equal to 100% of the principal amount of the New Senior Notes redeemed plus accrued and unpaid interest, if any, to the redemption date. If the New Notes Issuers experience certain change of control events, they must offer to repurchase the New Senior Notes at 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date. The New Senior Notes Indenture contains covenants that, among other things, restrict the ability of the Company and its restricted subsidiaries to incur indebtedness or issue certain preferred equity; pay dividends on or make other distributions in respect of their capital stock or make other restricted payments; make certain investments; sell certain assets; create liens on certain assets to secure debt; enter into certain transactions with their affiliates; designate subsidiaries as unrestricted subsidiaries; and consolidate, merge or sell substantially all of their assets. These covenants are subject to a number of important exceptions and qualifications, as set forth in the New Senior Notes Indenture.

The New Subordinated Notes are the senior subordinated unsecured obligations of the New Notes Issuers and are guaranteed on a senior subordinated unsecured basis by the Company and the Guarantors. The New Subordinated Notes Indenture, among other things, provides for an interest rate for the New Subordinated Notes of 11.875% payable in cash, payable semi-annual in arrears on March 1 and September 1 of each year commencing on September 1, 2013. The New Subordinated Notes mature on September 1, 2016, subject to earlier repurchase or redemption in accordance with the terms of the New Subordinated Notes Indenture. The New Notes Issuers may redeem some or all of the New Subordinated Notes at any time prior to September 1, 2013 at a price equal to 103.958% of the principal amount of the New Subordinated Notes redeemed plus accrued and unpaid interest, if any, to the redemption date. On or after September 1, 2013, the New Notes Issuers may redeem some or all of the New Subordinated Notes at the redemption prices set forth in the New Subordinated Notes Indenture. If the New Notes Issuers experience certain change of control events, they must offer to repurchase the New Subordinated Notes at 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date. The New Subordinated Notes Indenture contains covenants that, among other things, restrict the ability of the Company and its restricted subsidiaries to incur indebtedness or issue certain preferred equity; pay dividends, on or make other distributions in respect of their capital stock or make other restricted payments; make certain investments; sell certain assets; create liens on certain assets to secure debt; enter into certain transactions with their affiliates; designate subsidiaries as unrestricted subsidiaries; and consolidate, merge or sell substantially all of their assets. These covenants are subject to a number of important exceptions and qualifications, as set forth in the New Subordinated Notes Indenture.

The New Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The offers and sales of securities pursuant to the Transactions were made only (i) in the United States, to “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (ii) outside the United States, to certain non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act.

The foregoing description of the New Indentures does not purport to be complete and is qualified in its entirety by reference to the text of such documents, each of which is filed as an exhibit hereto and is incorporated by reference herein.

Supplemental Indentures

On March 20, 2013, Galileo International Technology, LLC (“GIT”) and Computershare Trust Company, N.A., as trustee, executed (i) the fifth supplemental indenture amending the indenture governing the 2014 Senior Notes (the “2014 Senior Notes Indenture”), (ii) the second supplemental indenture amending the indenture governing the 2016 Senior Notes (the “2016 Senior Notes Indenture”), and (iii) the fifth supplemental indenture amending the indenture governing the Senior Subordinated Notes (the “Senior Subordinated Notes Indenture” and the supplemental indentures in (i) through (iii), collectively, the “GIT Supplemental Indentures”). The GIT Supplemental Indentures added GIT as a guarantor of the outstanding indebtedness under each of the 2014 Senior Notes Indenture, the 2016 Senior Notes Indenture and the Senior Subordinated Notes Indenture.

On March 25, 2013, the New Notes Issuers and Computershare Trust Company, N.A., as trustee, executed (i) the sixth supplemental indenture (the “2014 Senior Notes Supplemental Indenture”) amending the 2014 Senior Notes Indenture and (ii) the third supplemental indenture (the “2016 Senior Notes Supplemental Indenture” and together with the 2014 Senior Notes Supplemental Indenture, the “Senior Notes Supplemental Indentures”) amending the 2016 Senior Notes Indenture. The Senior Notes Supplemental Indentures (i) eliminated substantially all of the restrictive covenants and certain events of default and related provisions contained in the 2014 Senior Notes Indenture and the 2016 Senior Notes Indenture, respectively, and (ii) added a provision which limits the ability of holders of the Senior Notes to take action contrary to the stipulation and order of voluntary dismissal with prejudice (the “Stipulation”) of the action captioned Travelport Limited v. Computershare Trust Company, N.A., No. 11-7704 (S.D.N.Y.).

On March 25, 2013, the New Notes Issuers and Computershare Trust Company, N.A., as trustee, executed the sixth supplemental indenture (the “Senior Subordinated Notes Supplemental Indenture”) amending the Senior Subordinated Notes Indenture. The Senior Subordinated Notes Supplemental Indenture, among other things, (i) amended certain covenants of the Senior Subordinated Notes Indenture to be consistent with the covenants in the New Senior Notes Indenture, including amendments that permit the consummation of the Transactions and the payment of any fees, costs or expenses in connection therewith and (ii) added a provision which limits the ability of holders of the Senior Subordinated Notes to take action contrary to the Stipulation.

On March 25, 2013, LLC and Wells Fargo Bank, National Association, as trustee, executed the first supplemental indenture (the “Second Lien Notes Supplemental Indenture” and together with the Senior Notes Supplemental Indentures and the Senior Subordinated Notes Supplemental Indenture, the “Restructuring Supplemental Indentures” and, the Restructuring Supplemental Indentures together with the GIT Supplemental Indentures, the “Supplemental Indentures”) amending the indenture governing the Second Lien Notes (the “Second Lien Notes Indenture”). The Second Lien Notes Supplemental Indenture eliminated substantially all of the restrictive covenants and certain events of default and related provisions contained in the Second Lien Notes Indenture.

The Restructuring Supplemental Indentures became operative upon the consummation of the Transactions.

The foregoing description of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the text of such documents, each of which is filed as an exhibit hereto and is incorporated by reference herein.

Second Lien Credit Agreement

In connection with the Transactions, on March 11, 2013, LLC, as borrower, the Company, as parent guarantor, Waltonville Limited, as intermediate parent guarantor, and TDS Investor (Luxembourg) S.à r.l., as intermediate parent guarantor, entered into a second lien credit agreement with Credit Suisse AG, as the initial lender for the Tranche 1 Loans (in such capacity, the “Initial Lender”), Credit Suisse AG, as administrative agent and collateral agent, and the other agents and other lenders party thereto (the “Second Lien Credit Agreement”). Obligations under the Second Lien Credit Agreement are secured by a second priority lien on substantially all assets of LLC, the Company, Waltonville Limited, TDS Investor (Luxembourg) S.à r.l. and certain other affiliates of the Company, and guaranteed by the Company and certain affiliates of the Company. On April 15, 2013, the Initial Lender funded $630 million of Tranche 1 Second Priority Secured Loans (the “Tranche 1 Loans”) and holders of Second Lien Notes that validly tendered their Second Lien Notes and delivered their related consents received their pro rata share of an aggregate principal amount of approximately $229 million of Tranche 2 Second Priority Secured Loans (the “Tranche 2 Loans”) under the Second Lien Credit Agreement. The Tranche 1 Loans mature on January 31, 2016, and the Tranche 2 Loans mature on December 1, 2016. The Tranche 1 Loans bear interest at an annual rate of LIBOR plus 8%, subject to a LIBOR floor of 1.5%. The Tranche 2 Loans bear interest at an annual fixed rate of 8.375%. The Second Lien Credit Agreement contains customary affirmative covenants and negative covenants, financial maintenance covenants and customary events of default as set forth therein.

Certain of the agents and lenders party to the Second Lien Credit Agreement, and their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for Travelport and its subsidiaries for which they have received, and will receive, customary fees and expenses.

The foregoing description of the Second Lien Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the text of such document, which is filed as an exhibit hereto and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation of a Registrant

The information included in Item 1.01 above related to the New Notes Indentures and the Second Lien Credit Agreement is incorporated by reference into this Item 2.03.

Item 8.01 Other Events

On April 15, 2013, the Transactions were consummated.

The expiration time for the exchange offers and consent solicitations for the Senior Notes and the Second Lien Notes occurred at 11:59 p.m., New York City time, on April 10, 2013. The expiration time for the consent solicitation with respect to the 11 7/8% Subordinated Notes occurred at 5:00 p.m., New York City Time, on March 22, 2013. The expiration time for the exchange and cancellation offers with respect to the Tranche A PIK Loans occurred at 12:00 p.m., New York City Time, on March 22, 2013.

As of 11:59 p.m. New York City time, on April 10, 2013, the following consents and principal amount of notes or loans, as applicable, had been provided or tendered and not validly revoked or withdrawn in connection with the previously announced Transactions:

Title of Security/Loan	Issuer(1)	Principal Amount Outstanding(2)	Principal Amount Tendered/Consented	Percentage of Amount Outstanding Tendered/Consented

2014 Senior Notes Total(3)	LLC/HI	$753,762,000	$734,512,455	97.5%

2016 Senior Notes	LLC/INC	$250,000,000	$249,880,000	99.9%

Second Lien Notes	LLC	$225,137,119	$225,136,982	99.9%

Senior Subordinated Notes(3)	LLC/HI	$433,207,250	$416,606,570	96.2%

Tranche A and Tranche B PIK Loans	H	$498,269,271.28	$498,269,271.28	100.0%

(1)	The issuer designated as “LLC” is Travelport LLC, as “HI” is Travelport Holdings, Inc., as “INC” is Travelport Inc. and as “H” is Travelport Holdings Limited.
(2)	As of March 11, 2013.
(3)	The Senior Euro Floating Rate Notes and the 10 7/8% Senior Euro Subordinated Notes due 2016 were converted into U.S. Dollars based on the 30 business day average of the U.S. Dollar for Euro exchange rate reported by the European Central Bank prior to March 8, 2013 at 3:00 P.M. Central European Time, which was 1.331.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

4.1	Fifth Supplemental Indenture, dated as of March 20, 2013, by and among Travelport LLC, Travelport Holdings, Inc. and Computershare Trust Company, N.A., as trustee, relating to the 2014 Senior Notes.

4.2	Second Supplemental Indenture, dated as of March 20, 2013, by and among Travelport LLC, Travelport Inc. and Computershare Trust Company, N.A., as trustee, relating to the 2016 Senior Notes.

4.3	Fifth Supplemental Indenture, dated as of March 20, 2013, by and among Travelport LLC, Travelport Holdings, Inc. and Computershare Trust Company, N.A., as trustee, relating to the Senior Subordinated Notes.

4.4	Sixth Supplemental Indenture, dated as of March 25, 2013, by and among Travelport LLC, Travelport Holdings, Inc. and Computershare Trust Company, N.A., as trustee, relating to the 2014 Senior Notes.

4.5	Third Supplemental Indenture, dated as of March 25, 2013, by and among Travelport LLC, Travelport Inc. and Computershare Trust Company, N.A., as trustee, relating to the 2016 Senior Notes.

4.6	Sixth Supplemental Indenture, dated as of March 25, 2013, by and among Travelport LLC, Travelport Holdings, Inc. and Computershare Trust Company, N.A., as trustee, relating to the Senior Subordinated Notes.

4.7	First Supplemental Indenture, dated as of March 25, 2013, by and among Travelport LLC and Wells Fargo Bank, National Association, as trustee, relating to the Second Lien Notes.

4.8	Indenture, dated as of April 15, 2013, by and among Travelport LLC, Travelport Holdings, Inc., the Guarantors and Wells Fargo Bank, National Association, as trustee, relating to the 13.875% Senior Fixed Rate Notes due 2016 and the Senior Floating Rate Notes due 2016.

4.9	Indenture, dated as of April 15, 2013, by and among Travelport LLC, Travelport Holdings, Inc., the Guarantors and Wells Fargo Bank, National Association, as trustee, relating to the 11 7/8% Senior Subordinated Notes due 2016.

4.10	Second Lien Credit Agreement, dated as of March 11, 2013, by and among Travelport LLC, Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.a r.l., Credit Suisse AG, the lenders from time to time party thereto, Credit Suisse AG, as administrative agent and collateral agent, Credit Suisse Securities (USA) LLC and UBS Securities LLC, as lead arrangers and joint bookrunners and UBS Securities LLC, as syndication agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ Rochelle J. Boas
Rochelle J. Boas
Senior Vice President and Assistant Secretary

Date: April 17, 2013

TRAVELPORT LIMITED

CURRENT REPORT ON FORM 8-K

Report Dated April 17, 2013

EXHIBIT INDEX

Exhibit No.	Description

4.1	Fifth Supplemental Indenture, dated as of March 20, 2013, by and among Travelport LLC, Travelport Holdings, Inc. and Computershare Trust Company, N.A., as trustee, relating to the 2014 Senior Notes.

4.2	Second Supplemental Indenture, dated as of March 20, 2013, by and among Travelport LLC, Travelport Inc. and Computershare Trust Company, N.A., as trustee, relating to the 2016 Senior Notes.

4.3	Fifth Supplemental Indenture, dated as of March 20, 2013, by and among Travelport LLC, Travelport Holdings, Inc. and Computershare Trust Company, N.A., as trustee, relating to the Senior Subordinated Notes.

4.4	Sixth Supplemental Indenture, dated as of March 25, 2013, by and among Travelport LLC, Travelport Holdings, Inc. and Computershare Trust Company, N.A., as trustee, relating to the 2014 Senior Notes.

4.5	Third Supplemental Indenture, dated as of March 25, 2013, by and among Travelport LLC, Travelport Inc. and Computershare Trust Company, N.A., as trustee, relating to the 2016 Senior Notes.

4.6	Sixth Supplemental Indenture, dated as of March 25, 2013, by and among Travelport LLC, Travelport Holdings, Inc. and Computershare Trust Company, N.A., as trustee, relating to the Senior Subordinated Notes.

4.7	First Supplemental Indenture, dated as of March 25, 2013, by and among Travelport LLC and Wells Fargo Bank, National Association, as trustee, relating to the Second Lien Notes.

4.8	Indenture, dated as of April 15, 2013, by and among Travelport LLC, Travelport Holdings, Inc., the Guarantors and Wells Fargo Bank, National Association, as trustee, relating to the 13.875% Senior Fixed Rate Notes due 2016 and the Senior Floating Rate Notes due 2016.

4.9	Indenture, dated as of April 15, 2013, by and among Travelport LLC, Travelport Holdings, Inc., the Guarantors and Wells Fargo Bank, National Association, as trustee, relating to the 11 7/8% Senior Subordinated Notes due 2016.

4.10	Second Lien Credit Agreement, dated as of March 11, 2013, by and among Travelport LLC, Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.a r.l., Credit Suisse AG, the lenders from time to time party thereto, Credit Suisse AG, as administrative agent and collateral agent, Credit Suisse Securities (USA) LLC and UBS Securities LLC, as lead arrangers and joint bookrunners and UBS Securities LLC, as syndication agent.